Logan Capital Long/Short Fund

Summary Prospectus

September 28, 2012

Institutional Class	LGNLX
Investor Class	LGNMX

Before you invest, you may want to review the Logan Capital Long/Short Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated September 28, 2012, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://www.logancapital.com/funds.  You can also get this information at no cost by calling 1-855-215-1200 or by sending an e-mail request to funds@logancapital.com.

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses (includes Interest and Dividends on Securities Sold Short and Shareholder Servicing Plan Fee)(1)	1.56%	1.56%
Interest and Dividends on Securities Sold Short	0.43%	0.43%
Shareholder Servicing Plan Fee	0.10%	0.10%
Acquired Fund Fees and Expenses(1)	0.08%	0.08%
Total Annual Fund Operating Expenses	3.04%	3.29%
Less: Fee Waiver and Expense Reimbursement(2)	-0.28%	-0.28%
Net Annual Fund Operating Expenses	2.76%	3.01%
(1)	Other expenses and acquired fund fees and expenses (“AFFE”) are based on estimated amounts for the current fiscal year.
(2)
Logan Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.25% and 2.50% of average daily net assets of the Fund’s Institutional Class shares and Investor Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least September 28, 2013, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional Class	$279	$913
Investor Class	$304	$987

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund
The Fund employs a “long/short” investment strategy to attempt to achieve capital appreciation and manage risk by purchasing stocks believed by the Advisor to be undervalued and selling short stocks believed by the Advisor to be overvalued.  The Fund will generally maintain a net long bias; however, the Fund will have at least some short exposure at all times.  The net long exposure of the Fund (gross long exposures minus gross short exposures) is usually expected to be between 50% and 100%.  Under normal market conditions, the Fund will invest primarily in equity securities that are traded on U.S. securities exchanges. Equity securities in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts, rights and warrants, and may include securities of companies that are offered pursuant to an initial public offering (“IPO”).  The Fund may invest up to 20% of its total assets in securities of foreign issuers, including issuers in emerging markets.  Additionally, the Fund may invest up to 50% of its total assets in other investment companies, including exchange-traded funds (“ETFs”), and may purchase and sell options on equities and stock indices with respect to 25% of its total assets.

The Fund’s long strategy divides investments between two disciplined equity styles – Growth (with a target of approximately 50% to 60% of the Fund’s total assets allocated to growth long positions) and Value (with a target of approximately 50% to 40% of the Fund’s total assets allocated to value long positions).  With respect to the Growth style, the Fund’s investment process is “bottom up” and focused on superior security selection.  The investment team utilizes a three-component process that includes top-down macroeconomic analysis, fundamental research and technical analysis.  For a stock to be eligible for portfolio inclusion, it must pass all three independent components of this process.

With respect to the Value style, the Advisor seeks to identify financially stable, high dividend yielding companies.  The buy discipline seeks to screen from a universe of all stocks traded on U.S. exchanges. Factors used to screen these companies include, but are not limited to, market capitalization, cash flow, financial leverage, modest valuations and price volatility.  The remaining companies are then further refined to include those companies with the highest dividend yield.  The Advisor may sell a position when it no longer qualifies for purchase under its respective buy discipline.

The Advisor has hired Waterloo International Advisors, LLC (“Waterloo”) as a sub-advisor to manage the short portion of the Fund.  The Fund’s short positions will generally range between 1% and 50% of the value of the net assets of the Fund.  The Fund’s short investment approach will involve a disciplined, methodical search for overvalued companies.  Such companies may be evidenced by high inventories or accounts receivable, decelerating sales growth, heavy insider selling or deteriorating technical factors.  To identify such companies, Waterloo carefully scrutinizes the quality of earnings, the proxy statement (background of directors and management, director or accountant resignations, litigation and related transactions), the balance sheet and footnotes (accounts receivable, inventories, other current assets, reserve levels, changes in amortization or depreciation schedules, off-balance sheet liabilities), and the income and cash-flow statements (margin trends, one-time gains or losses, tax rates).

Additionally, Waterloo will consider the time horizon likely to be required for positions to become profitable.  Accordingly, Waterloo will seek to identify so-called “catalysts”, i.e., particular anticipated events or circumstances that are likely to accelerate the time frame in which the key flaw in the issuer will be reflected in its stock price.  By emphasizing catalysts, Waterloo will seek to avoid potential short situations that would require extensive holding periods and their attendant increased costs and risks.

Waterloo will seek to reduce, cover or close positions if the analytical basis for the original investment decision has become questionable or if there are other developments that create a lack of continuing analytic confidence in the position.  The Advisor expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Investment Risks

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Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Advisor’s or Sub-Advisor’s management practices and investment strategies might not produce the desired results.  The Advisor or Sub-Advisor may be incorrect in their assessment of a stock’s appreciation or depreciation potential.  Neither the Advisor nor the Sub-Advisor has previously managed a mutual fund.

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Leverage Risk.  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

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Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons.  These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

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Equity Risk.  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

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Short Sales Risk.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

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Growth Style Investment Risk.  Growth stocks can perform differently from the market as a whole and from other types of stocks.  While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising or falling in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term.

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Value Style Investment Risk.  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

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Investment Company Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

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Foreign Securities and Emerging Markets Risk.  The Fund may invest in foreign securities, including in emerging markets.  These foreign investments are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.  In addition, the Fund may invest in emerging markets which are more volatile than the markets of developed countries.

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Options Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

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Initial Public Offering Risk.  The Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

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Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

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New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.logancapital.com/funds or by calling the Fund toll-free at 1-855-215-1200.

Management

Investment Advisor	Portfolio Managers	Managed the Fund Since:
Logan Capital Management, Inc.	Al Besse, Principal Stephen S. Lee, Principal Dana H. Stewardson, Principal Marvin I. Kline, Managing Director Richard E. Buchwald, Managing Director	2012 2012 2012 2012 2012

Sub-Advisor	Portfolio Managers	Managed the Fund Since:
Waterloo International Advisors, LLC	Guy Judkowski, Managing Member David Schroll, Managing Member	2012 2012

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Logan Capital Long/Short Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-215-1200, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Institutional Class
All Accounts	$500,000	$50

Investor Class
Regular	$5,000	$50
Automatic Investment Plan	$5,000	$50
Coverdell Accounts	$2,000	$50
Retirement Accounts	$1,000	$50

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.